Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)

[BLEND ARTWORK]

BLEND

Semiannual Report
2002

DELAWARE
Social Awareness Fund

[LOGO]  POWERED BY RESEARCH.(SM)

A Commitment
   to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o    We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o    We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
  of Contents

Letter to Shareholders                        1

Portfolio Management Review                   2

At Delaware                                   4

Performance Summary                           5

Financial Statements:

  Statement of Net Assets                     6

  Statement of Operations                     9

  Statements of Changes in Net Assets        10

  Financial Highlights                       11

  Notes to Financial Statements              15

Letter                                           Delaware Social Awareness Fund
   to Shareholders                               June 11, 2002

Recap of Events
During the six months ended May 31, 2002, the economy showed signs of renewed strength after a brief and mild recession that appeared to end in November.

In the first quarter of 2002, the U.S. economy grew by an annualized rate of +6.1% as measured by gross domestic product (GDP). However, unemployment rates continued to rise, peaking at a 7 1/2 year high of six% in April. Meanwhile, corporations struggled to resume steady and strong sales and earnings growth.

The Federal Reserve's aggressive interest rate cuts (11 reductions to the fed funds rate throughout 2001) seem to be beginning to take effect. It can take nine months or longer for interest rate reductions to be felt throughout the economy. However, the effects have yet to be reflected in rising corporate profits or renewed investor confidence. Complicating things is the skepticism investors have displayed regarding corporate accounting practices in the aftermath of the Enron meltdown and discouraging revelations elsewhere. Clearly, it will take time to shake off the negativity surrounding market news coming out of this very difficult period.

Delaware Social Awareness Fund returned -3.95% during the six months ended May 31, 2002 (Class A shares at net asset value with distributions reinvested), while the S&P 500 Index lost -5.67% and the Lipper Multi-Cap Core Funds Average fell -3.05%.

Market Outlook
We continue to expect market volatility, as investors remain skeptical in the wake of the Enron collapse and other corporate accounting and reporting uncertainties. Investors will need compelling reasons to begin buying and holding stocks again, which should happen naturally once corporations begin accurately reporting profit growth amidst the economic recovery.

Barring an energy crisis or a worsening of the situation in the Middle East, we think investors could see strong earnings improvements in the second half of 2002, within the context of a fairly modest economic recovery. Ultimately, we expect that steady economic growth, low inflation, low interest rates and high levels of productivity will lead to improved profitability. Due to the modest expected rate of economic recovery, we currently do not expect to see any fed funds rate increases for at least several months.

Overall, we see plenty of investment opportunities beginning to unfold. We expect that long-term investors will continue to benefit from the broad diversification and conservative, value-oriented investment style that Delaware Social Awareness Fund offers. Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/  Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/  David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Total Return
For the period ended May 31, 2002                            Six Months

Delaware Social Awareness Fund -- Class A Shares               -3.95%
Lipper Multi-Cap Core Funds Average (409 funds)                -3.05%
Standard & Poor's 500 Index                                    -5.67%
-------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The Lipper Multi-Cap Core Funds Average represents the average return of multi-cap core funds tracked by Lipper (Source: Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio                                        Delaware Social Awareness Fund
   Management Review                             June 11, 2002

Fund Managers
J. Paul Dokas
Senior Portfolio Manager

Timothy G. Connors
Senior Portfolio Manager

The Fund's Results
For the six-month period ended May 31, 2002, your Fund's total return of -3.95% (Class A shares at net asset value with distributions reinvested) outpaced the unmanaged S&P 500 Index, which lost -5.97%. The Fund's peer group, as represented by the Lipper Multi-Cap Core Funds Average, posted a negative return, slipping -3.05%

While there was considerable volatility in the markets, we did not see significant fundamental shifts in the stock market during the period that led us to make notable changes in the general composition of the portfolio.

Relative to the benchmark index, the Fund did well among capital goods stocks, where aerospace and medical products manufacturer Teleflex had the most significant impact on return. Close on its heels was Pentair also among the Fund's best performers for the six months. Stocks in the energy sector also contributed positively to overall performance, with Smith International and Noble Corporation leading the way among the gainers.

The Fund lost ground relative to its benchmark due to several of its holdings in the cable, media and publishing sector. The Fund could not escape the troubles stemming from Adelphia Communications', overstated earnings and accounting irregularities, which have forced the cable operator into chapter 11 reorganization. We sold our Adelphia positions before the stock hit bottom, but the Fund's performance was still negatively impacted. The loss of investor demand for AOL Time Warner and the resulting drop in the stock price was another drag on the Fund's performance during the six-month period.

Technology stocks continued to be the markets' trouble spot during the period. A key performance detractor for the Fund was EMC, the dominant storage hardware vendor, which continues to suffer from weak corporate capital spending.

Sprint was down, in part to profit taking but also due to uncertain prospects for long-distance providers.

Portfolio Highlights
All stock portfolios possess an element of systemic risk, the risk that an equity portfolio will move to some degree of correlation with broad stock market movements. The management team for your Fund, believes that a disciplined integration of quantitative and fundamental research can help to lessen the impact of this risk element.

In managing the Fund, we use a proprietary, quantitative model that looks at several characteristics. We start with stocks found in the Russell 1000 Index that also pass the Fund's criteria of social responsibility, as determined by the Social Investment Database published by KLD Research & Analytics, Inc, a specialist social research consultant. Stocks that are initial candidates for inclusion in the Fund will generally exhibit either attractive value characteristics, such as low price-to-earnings ratio, or attractive growth characteristics. An example of this inclusion process would be companies that grow their earnings at a rate faster than the general market. In some cases, an issue may possess both general qualities.

The team then evaluates stocks that pass the initial screening process against comprehensive fundamental research tools. The securities are also assessed in the context of the how they may affect portfolio performance. Through a process of bottom-up stock selection and risk management, the team seeks to avoid strong biases within the portfolio, such as any heavy concentration in a particular industry sector.

Outlook
We expect to see continued stock market volatility until corporate sales and profitability clearly return. Extreme negative investor sentiment currently seems to be impacting stocks, and we believe it will take some time for the market to fully regain its confidence in a post-Enron world.

The Fund's management team is looking beyond the short-term and optimistically toward renewed economic vigor. We believe anticipated increases in sales and earnings among U.S. corporations will eventually translate into rising equity prices.

We expect to see some earnings improvement by the fall of 2002, as a modest economic recovery takes hold. We believe strongly in our investment process, and will continue to execute it with discipline, seeking at all times a well-structured and well-diversified portfolio.

At Delaware


Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

Five Specialized Centers of Expertise

While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

The Independent Research Advantage
Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery                                     [Graphic omitted]
                                                       e:delivery  LOGO

WANT TO REDUCE PAPER CLUTTER?
You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
   Social Awareness Fund

Fund Basics
As of May 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$58.62 million
--------------------------------------------------------------------------------
Number of Holdings:
165
--------------------------------------------------------------------------------
Fund Start Date:
February 24, 1997
--------------------------------------------------------------------------------

Your Fund Managers:
J. Paul Dokas joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA charterholder.

Timothy G. Connors earned a BA at the University of Virginia and an MBA in finance at Tulane University. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis, and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. Mr. Connors is a CFA charterholder and a member of the Association for Investment Management and Research.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DEQAX
Class B DEQBX
Class C DEQCX

Average Annual Total Returns
Through May 31, 2002              Lifetime   Five Years     One Year
--------------------------------------------------------------------
Class A (Est. 2/24/97)
Excluding Sales Charge             +3.89%      +3.48%      -13.24%
Including Sales Charge             +2.73%      +2.27%      -18.23%
--------------------------------------------------------------------
Class B (Est. 2/24/97)
Excluding Sales Charge             +3.11%      +2.68%      -13.91%
Including Sales Charge             +2.95%      +2.32%      -18.22%
--------------------------------------------------------------------
Class C (Est. 2/24/97)
Excluding Sales Charge             +3.13%      +2.71%      -13.81%
Including Sales Charge             +3.13%      +2.71%      -14.68%
--------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended May 31, 2002 for Delaware Social Awareness Fund's Institutional Class were +4.15%, +3.72%, and -13.08%, respectively. Institutional Class shares were first made available on February 24, 1997, and are available without sales or asset-based distribution charges and only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Social Awareness Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEQNX

Statement                                       Delaware Social Awareness Fund
   of Net Assets                                May 31, 2002 (Unaudited)


                                                         Number of     Market
                                                           Shares       Value
                                                         ---------    --------
Common Stock - 100.22%
Automobiles & Automotive Parts - 0.22%
 Genuine Parts                                              3,500    $  127,925
                                                                     ----------
                                                                        127,925
                                                                     ----------
Banking & Finance - 16.26%
  American Express                                         13,500       573,885
  AmSouth Bancorporation                                    9,600       213,120
  Bank of America                                          13,900     1,053,759
  Bank One                                                  6,900       280,347
  Citigroup                                                38,200     1,649,475
  Comerica                                                  5,700       365,370
  Fannie Mae                                               13,900     1,112,139
  J.P. Morgan Chase                                        20,000       719,000
  Mellon Financial                                          4,700       174,370
  Merrill Lynch & Company                                   8,400       341,964
  Mony Group                                                5,900       205,202
  Morgan Stanley Dean Witter                               10,200       463,692
  Stilwell Financial                                        8,900       192,240
  SunTrust Banks                                            4,800       327,840
  UnumProvident                                             8,400       212,520
  US Bancorp                                               22,295       527,277
  Wachovia                                                  5,500       211,035
  Washington Mutual                                        14,700       571,389
  Wells Fargo                                               6,500       340,600
                                                                     ----------
                                                                      9,535,224
                                                                     ----------
Basic Industry/Capital Goods - 9.25%
 +American Standard                                         4,900       369,950
  Avery Dennison                                            4,600       300,702
  Ecolab                                                    9,300       443,424
  Emerson Electric                                          9,200       532,220
  Federal Signal                                           13,900       351,670
  Hillenbrand Industries                                    6,700       407,025
  Hitachi Limited ADR                                       1,800       136,980
  Ingersoll-Rand                                            6,800       342,380
  Martin Marietta Materials                                 6,700       268,000
  Pentair                                                   8,100       380,619
  Philips Electronics                                       6,600       201,960
  Praxair                                                   6,000       336,000
  Sigma-Aldrich                                             7,000       333,970
  Sonoco Products                                           4,800       134,112
  Sony ADR                                                  3,600       209,196
  Teleflex                                                  6,400       367,680
 +York International                                        8,700       308,415
                                                                     ----------
                                                                      5,424,303
                                                                     ----------
Business Services - 1.75%
  Pitney Bowes                                              6,400       262,080
 +Republic Services                                        17,700       372,054
  ServiceMaster                                            26,200       390,380
                                                                     ----------
                                                                      1,024,514
                                                                     ----------
                                                         Number of     Market
                                                           Shares       Value
                                                         ---------    --------
Common Stock (continued)
Cable, Media & Publishing - 5.07%
 +AOL Time Warner                                          43,000    $  804,100
 +Cablevision Systems                                      14,600       271,852
 +Cablevision Systems-Rainbow Media Group                   2,700        56,079
 +Clear Channel Communications                              4,400       234,212
 +Comcast Special Class A                                  11,500       323,840
 +Metro-Goldwyn-Mayer                                       9,800       159,250
  The News Corporation                                     15,400       449,372
  Walt Disney                                              29,300       671,263
                                                                     ----------
                                                                      2,969,968
                                                                     ----------
Consumer Non-Durable - 7.91%
  Avon Products                                             4,930       261,044
  Cadbury Schweppes                                         6,600       194,370
  Callaway Golf                                            12,400       207,948
 +Clorox                                                    8,400       384,720
  Coca-Cola Enterprises                                    11,600       252,300
 +Energizer Holdings                                        8,000       215,600
  General Mills                                             9,400       427,700
  Gillette                                                 15,300       544,221
  Heinz (H.J.)                                              8,800       357,544
  Kellogg Company                                           9,100       333,970
 +McDonald's                                                8,000       239,520
  Newell Rubbermaid                                        10,096       344,778
  Pepsi Bottling Group                                      8,400       277,368
  Tupperware                                               14,200       314,246
  Wrigley, (WM) Jr.                                         4,900       280,819
                                                                     ----------
                                                                      4,636,148
                                                                     ----------
Consumer Services/Other - 1.11%
 +Cendant                                                  21,600       394,848
 +Host Marriott                                            22,400       257,152
                                                                     ----------
                                                                        652,000
                                                                     ----------
Energy - 6.02%
  Apache                                                    6,950       386,976
 +BJ Services                                              10,900       408,968
  Burlington Resources                                      9,800       397,880
  EOG Resources                                             9,800       401,800
  Equitable Resources                                       9,800       352,996
 +Noble Corporation                                         7,600       325,432
  Noble Energy                                              7,700       293,832
  Questar                                                   9,500       261,915
  Smith International                                       4,900       359,562
  Tidewater                                                 8,300       338,225
                                                                     ----------
                                                                      3,527,586
                                                                     ----------
Healthcare & Pharmaceuticals - 13.91%
  AmerisourceBergen                                         3,096       238,671
 +Amgen                                                     6,800       323,884
  AstraZeneca ADR                                          11,600       507,152
  Baxter International                                      5,900       316,830
  Becton Dickinson                                          7,000       263,200
  Cardinal Health                                           6,200       412,052
 +Caremark RX                                              12,800       247,552
  Eli Lilly                                                23,900     1,546,329
 +Genentech                                                 6,000       213,000

Statement                                         Delaware Social Awareness Fund
  of Net Assets (continued)



                                                         Number of     Market
                                                           Shares       Value
                                                         ---------    --------
Common Stock (continued)
Healthcare & Pharmaceuticals (continued)
 +Guidant                                                   9,700    $  388,000
  HCA - The Healthcare Company                              4,600       225,998
 +Health Management Associates                             13,400       275,906
 +Healthsouth                                              17,400       246,210
  IMS Health                                               12,400       261,020
 +IVAX                                                     17,300       226,284
  McKesson                                                  8,859       332,213
 +Medimmune                                                 6,000       195,120
  Medtronic                                                 7,046       325,173
 +Millennium Pharmaceuticals                                4,500        67,905
  Novartis ADR                                             15,700       672,274
  PerkinElmer                                              25,000       349,250
 +Tenet Healthcare                                          3,300       245,850
 +Wellpoint Health Networks                                 3,700       274,392
                                                                     ----------
                                                                      8,154,265
                                                                     ----------
Insurance - 3.96%
  Allstate                                                 12,600       484,848
  American International Group                             11,662       781,004
  Cigna                                                     3,700       392,385
  Fidelity National Financial                              11,880       363,647
 +John Hancock Financial Services                           3,300       121,077
 +Nationwide Financial Services                             4,200       181,230
                                                                     ----------
                                                                      2,324,191
                                                                     ----------
Real Estate - 3.07%
  AMB Property                                              5,200       151,580
  AvalonBay Communities                                     4,400       208,384
  Crescent Real Estate Equities                             5,100        99,450
  Duke-Weeks Realty                                         7,800       211,068
  Equity Office Properties Trust                           12,300       370,722
  Equity Residential Properties Trust                       5,700       164,958
  Kimco Realty                                              5,850       186,615
  ProLogis Trust                                            8,800       210,760
 +Simon Property Group                                      5,700       194,199
                                                                     ----------
                                                                      1,797,736
                                                                     ----------
Retail - 7.51%
 +BJ's Wholesale Club                                       4,900       211,925
  CVS                                                      11,100       355,533
 +Federated Department Stores                               7,900       327,139
  Home Depot                                               19,300       804,617
  J.C. Penney                                               7,100       173,666
 +Kroger                                                   14,400       321,840
  May Department Stores                                     7,200       253,296
 +Nordstrom                                                12,600       310,212
 +Safeway                                                   9,300       378,045
 +Saks                                                     19,400       270,824
  Sears, Roebuck                                            8,900       525,545
 +Toys R Us                                                13,100       239,075
  Winn-Dixie Stores                                        12,000       232,920
                                                                     ----------
                                                                      4,404,637
                                                                     ----------
                                                         Number of     Market
                                                           Shares       Value
                                                         ---------    --------
Common Stock (continued)
  Technology/Communications - 2.97%
 +Cisco Systems                                            63,500    $1,002,030
 +Comverse Technology                                      15,100       178,935
 +Crown Castle                                             43,800       197,100
  Nokia ADR                                                15,500       215,140
 +Qualcomm                                                  4,700       148,708
                                                                     ----------
                                                                      1,741,913
Technology/Components - 0.55%
 +Arrow Electronics                                         6,700       167,634
  AVX                                                       7,200       154,440
                                                                     ----------
                                                                        322,074
                                                                     ----------
Technology/Hardware - 4.02%
 +Dell Computer                                            26,900       722,265
 +EMC                                                      36,200       262,450
 +Gemstar-TV Guide International                           15,800       150,416
  Hewlett-Packard                                          18,532       353,776
 +Lexmark International Group A                             3,500       218,575
 +Palm                                                     58,758        93,425
  Scientific-Atlanta                                       13,700       266,465
  Symbol Technologies                                      33,500       287,095
                                                                     ----------
                                                                      2,354,467
                                                                     ----------
Technology/Semiconductors - 3.67%
 +Altera                                                   10,600       191,118
 +Applied Materials                                        19,300       428,074
  Intel                                                    31,800       878,316
 +Microchip Technology                                      6,375       190,613
 +Micron Technology                                        13,900       327,762
 +Xilinx                                                    3,800       133,988
                                                                     ----------
                                                                      2,149,871
                                                                     ----------
Technology/Software - 5.47%
  Adobe Systems                                             6,800       245,480
  Autodesk                                                  6,700        90,450
 +Cadence Design Systems                                   12,700       244,602
 +Intuit                                                    7,000       306,110
 +Microsoft                                                32,400     1,652,724
 +Oracle                                                   52,500       414,750
 +Siebel Systems                                            5,600       102,200
 +Veritas Software                                          6,600       149,622
                                                                     ----------
                                                                      3,205,938
                                                                     ----------
Technology/Systems - 0.71%
  Automatic Data Processing                                 3,500       181,720
  Electronic Data Systems                                   4,500       237,690
                                                                     ----------
                                                                        419,410
                                                                     ----------
Telecommunications - 5.64%
 +AT&T Wireless Services                                   18,300       148,413
  BellSouth                                                20,200       672,256
  CenturyTel                                                7,700       238,700
  SBC Communications                                       29,800     1,021,842
 +Sprint PCS                                               23,300       243,252
  Verizon Communications                                   22,800       980,400
                                                                     ----------
                                                                      3,304,863
                                                                     ----------

Statement                                        Delaware Social Awareness Fund
  of Net Assets (continued)

                                                         Number of     Market
                                                           Shares       Value
                                                         ---------    --------

Common Stock (continued)
Transportation - 0.75%
 +FedEx                                                     8,200   $   442,390
                                                                    -----------
                                                                        442,390
                                                                    -----------
Utilities - 0.40%
 +Calpine                                                  24,200       233,288
                                                                    -----------
                                                                        233,288
                                                                    -----------
Total Common Stock (cost $60,146,852)                                58,752,711
                                                                    -----------
Total Market Value of Securities - 100.22%
  (cost $60,146,852)                                                 58,752,711
Liabilities Net of Receivables
  and Other Assets - (0.22%)                                           (130,084)
                                                                    -----------
Net Assets Applicable to 6,506,248
  Shares Outstanding - 100.00%                                      $58,622,627
                                                                    ===========
Net Asset Value - Delaware Social Awareness Fund
  Class A ($23,426,832 / 2,534,910 Shares)                                $9.24
                                                                          -----
Net Asset Value - Delaware Social Awareness Fund
  Class B ($27,429,913 / 3,098,069 Shares)                                $8.85
                                                                          -----
Net Asset Value - Delaware Social Awareness Fund
  Class C ($7,188,192 / 811,633 Shares)                                   $8.86
                                                                          -----
Net Asset Value - Delaware Social Awareness Fund
  Institutional Class ($577,690 / 61,636 Shares)                          $9.37
                                                                          -----

+Non-income producing security for the period ended May 31, 2002.

Summary of Abbreviation:
ADR -- American Depositary Receipts

Components of Net Assets at May 31, 2002:
Shares of beneficial interest
 (unlimited authorization - no par)                                 $69,113,358
Accumulated net investment loss                                        (191,433)
Accumulated net realized loss on investments                         (8,905,157)
Net unrealized depreciation of investments                           (1,394,141)
                                                                    -----------
Total net assets                                                    $58,622,627
                                                                    -----------
Net Asset Value and Offering Price per Share -
  Delaware Social Awareness Fund
Net asset value Class A (A)                                               $9.24
Sales charge (5.75% of offering price, or 6.06%
  of the amount invested per share) (B)                                    0.56
                                                                          -----
Offering price                                                            $9.80
                                                                          -----
(A) Net asset value per share, as illustrated, is the estimated amount, which wouldbe paid upon the redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                  Delaware Social Awareness Fund
  of Operations                            Period Ended May 31, 2002 (Unaudited)



Investment Income:
  Dividends                                                             $417,057
  Interest                                                                 1,740           $   418,797
                                                                        --------           -----------
Expenses:
  Management fees                                                        236,522
  Distribution expenses-- Class A                                         37,237
  Distribution expenses-- Class B                                        144,540
  Distribution expenses-- Class C                                         37,540
  Dividend disbursing and transfer agent fees and expenses               154,700
  Registration fees                                                       43,500
  Accounting and administration expenses                                  13,456
  Reports and statements to shareholders                                   6,500
  Professional fees                                                        5,200
  Custodian fees                                                           2,500
  Trustees' fees                                                           2,301
  Other                                                                   13,605               697,601
                                                                        --------
  Less expenses absorbed or waived                                                             (86,614)
  Less expenses paid indirectly                                                                   (757)
                                                                                           -----------
  Total expenses                                                                               610,230
                                                                                           -----------
Net Investment Loss                                                                           (191,433)
                                                                                           -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                                          (6,583,668)
  Net change in unrealized appreciation / depreciation of investments                        4,207,114
                                                                                           -----------
Net Realized and Unrealized Loss on Investments                                             (2,376,554)
                                                                                           -----------

Net Decrease in Net Assets Resulting from Operations                                       $(2,567,987)
                                                                                           ===========

See accompanying notes

Statements                                       Delaware Social Awareness Fund
   of Changes in Net Assets

                                                                         Period
                                                                          Ended                Year Ended
                                                                        5/31/02                 11/30/01
                                                                       (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment loss                                                  $(191,433)               $(612,353)
  Net realized loss on investments                                    (6,583,668)              (2,320,442)
  Net change in unrealized appreciation/depreciation
   of investments                                                      4,207,114               (4,991,606)
                                                                     -----------              -----------
  Net decrease in net assets resulting from
  operations                                                          (2,567,987)              (7,924,401)
                                                                     -----------              -----------

Dividends and Distributions to Shareholders from:
  Net Realized gain on investments:
   Class A                                                                    --               (3,515,698)
   Class B                                                                    --               (3,694,091)
   Class C                                                                    --               (1,064,173)
   Institutional Class                                                        --                  (33,785)
                                                                     -----------              -----------
                                                                              --               (8,307,747)
                                                                     -----------              -----------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                             2,039,878                5,267,908
   Class B                                                             1,084,198                3,674,555
   Class C                                                               584,479                1,865,034
   Institutional Class                                                    95,009                  318,784

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                    --                3,326,814
   Class B                                                                    --                3,478,578
   Class C                                                                    --                1,018,505
   Institutional Class                                                        --                   33,785
                                                                     -----------              -----------
                                                                       3,803,564               18,983,963
                                                                     -----------              -----------

Cost of shares repurchased:
  Class A                                                             (3,666,947)             (12,227,647)
  Class B                                                             (2,783,395)              (5,607,872)
  Class C                                                             (2,201,704)              (2,079,231)
  Institutional Class                                                    (28,639)                 (71,855)
                                                                     -----------              -----------
                                                                      (8,680,685)             (19,986,605)
                                                                     -----------              -----------
Decrease in net assets derived from capital share
 transactions                                                         (4,877,121)              (1,002,642)
                                                                     -----------              -----------
Net Decrease in Net Assets                                            (7,445,108)             (17,234,790)

Net Assets:
  Beginning of period                                                 66,067,735               83,302,525
                                                                     -----------              -----------
  End of period                                                      $58,622,627              $66,067,735
                                                                     ===========              ===========

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              Delaware Social Awareness Fund Class A
                                                              Period                                                       Period
                                                               Ended                                                      2/24/97(2)
                                                             5/31/02(1)                   Year Ended                          To
                                                             (Unaudited) 11/30/01     11/30/00    11/30/99     11/30/98    11/30/97

Net asset value, beginning of period                          $ 9.620    $ 11.820     $ 13.010    $ 11.260     $ 10.330     $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(3)                                (0.008)     (0.039)      (0.064)     (0.043)       0.015       0.007
Net realized and unrealized gain (loss) on investments         (0.372)     (0.991)      (0.981)      1.793        0.955       1.823
                                                              -------    --------     --------    --------     --------     -------
Total from investment operations                               (0.380)     (1.030)      (1.045)      1.750        0.970       1.830
                                                              -------    --------     --------    --------     --------     -------

Less dividends and distributions from:
Net realized gain on investments                                   --      (1.170)      (0.145)         --       (0.040)         --
                                                              -------    --------     --------    --------     --------     -------
Total dividends and distributions                                  --      (1.170)      (0.145)         --       (0.040)         --
                                                              -------    --------     --------    --------     --------     -------

Net asset value, end of period                                $ 9.240     $ 9.620     $ 11.820    $ 13.010     $ 11.260     $10.330
                                                              =======    ========     ========    ========     ========     =======

Total return(4)                                                (3.95%)     (9.80%)      (8.15%)     15.44%        9.52%      21.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $23,427     $26,043      $36,206     $46,354      $38,858     $ 9,115
Ratio of expenses to average net assets                         1.50%       1.50%        1.50%       1.49%        1.45%       1.50%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.80%       1.75%        1.63%       1.69%        1.56%       1.96%
Ratio of net investment income (loss) to average net assets    (0.17%)     (0.39%)      (0.45%)     (0.35%)       0.14%       0.38%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly      (0.47%)     (0.64%)      (0.58%)     (0.55%)       0.03%      (0.08%)
Portfolio turnover                                                39%         50%          68%         28%          22%         29%

(1) Ratios have been annualized and total return has not been annualized.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Social Awareness Fund Class B
                                                              Period                                                       Period
                                                              Ended                                                       2/24/97(2)
                                                            5/31/02(1)                       Year Ended                       To
                                                            (Unaudited)  11/30/01     11/30/00     11/30/99    11/30/98    11/30/97
Net asset value, beginning of period                          $ 9.250     $11.490      $12.740     $11.120      $10.280     $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(3)                                (0.042)     (0.113)      (0.155)     (0.133)      (0.066)     (0.044)
Net realized and unrealized gain (loss) on investments         (0.358)     (0.957)      (0.950)      1.753        0.946       1.824
                                                              -------     -------      -------     -------      -------     -------
Total from investment operations                               (0.400)     (1.070)      (1.105)      1.620        0.880       1.780
                                                              -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net realized gain on investments                                   --      (1.170)      (0.145)         --       (0.040)         --
                                                              -------     -------      -------     -------      -------     -------
Total dividends and distributions                                  --      (1.170)      (0.145)         --       (0.040)         --
                                                              -------     -------      -------     -------      -------     -------

Net asset value, end of period                                $ 8.850     $ 9.250      $11.490     $12.740      $11.120     $10.280
                                                              =======     =======      =======     =======      =======     =======

Total return(4)                                                (4.32%)    (10.49%)      (8.80%)     14.57%        8.60%      20.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $27,430     $30,376      $36,301     $41,091      $30,172     $ 6,919
Ratio of expenses to average net assets                         2.25%       2.25%        2.25%       2.24%        2.20%       2.20%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       2.50%       2.45%        2.33%       2.39%        2.26%       2.66%
Ratio of net investment loss to average net assets             (0.92%)     (1.14%)      (1.20%)     (1.10%)      (0.61%)     (0.32%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly           (1.17%)     (1.34%)      (1.28%)     (1.25%)      (0.67%)     (0.78%)
Portfolio turnover                                                39%         50%          68%         28%          22%         29%

(1) Ratios have been annualized and total return has not been annualized.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Social Awareness Fund Class C
                                                               Period                                                       Period
                                                               Ended                                                      2/24/97(2)
                                                             5/31/02(1)                     Year Ended                         To
                                                            (Unaudited)   11/30/01    11/30/00     11/30/99    11/30/98     11/30/97

Net asset value, beginning of period                           $9.260     $11.490      $12.740     $11.120      $10.280     $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(3)                                (0.042)     (0.113)      (0.154)     (0.133)      (0.068)     (0.044)
Net realized and unrealized gain (loss) on investments         (0.358)     (0.947)      (0.951)      1.753        0.948       1.824
                                                               ------     -------      -------     -------      -------     -------
Total from investment operations                               (0.400)     (1.060)      (1.105)      1.620        0.880       1.780
                                                               ------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net realized gain on investments                                   --      (1.170)      (0.145)         --       (0.040)         --
                                                               ------     -------      -------     -------      -------     -------
Total dividends and distributions                                  --      (1.170)      (0.145)         --       (0.040)         --
                                                               ------     -------      -------     -------      -------     -------

Net asset value, end of period                                 $8.860     $ 9.260      $11.490     $12.740      $11.120     $10.280
                                                               ======     =======      =======     =======      =======     =======

Total return(4)                                                (4.32%)    (10.39%)      (8.80%)     14.57%        8.60%      20.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,188     $ 9,115      $10,459     $ 9,673      $ 8,683     $ 1,290
Ratio of expenses to average net assets                         2.25%       2.25%        2.25%       2.24%        2.20%       2.20%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       2.50%       2.45%        2.33%       2.39%        2.26%       2.66%
Ratio of net investment loss to average net assets             (0.92%)     (1.14%)      (1.20%)     (1.10%)      (0.61%)     (0.32%)
Ratio of net investment loss to average net assets prior
  to expense limitation and expenses paid indirectly           (1.17%)     (1.34%)      (1.28%)     (1.25%)      (0.67%)     (0.78%)
Portfolio turnover                                                39%         50%          68%         28%          22%         29%

(1) Ratios have been annualized and total return has not been annualized.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Social Awareness Fund Institutional Class

                                                               Period                                                      Period
                                                               Ended                                                      2/24/97(2)
                                                             5/31/02(1)                      Year Ended                      To
                                                            (Unaudited)  11/30/01    11/30/00     11/30/99    11/30/98     11/30/97
Net asset value, beginning of period                           $9.750     $11.930      $13.090     $11.310      $10.350     $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(3)                                 0.004      (0.014)      (0.024)     (0.012)       0.043       0.029
Net realized and unrealized gain (loss) on investments         (0.384)     (0.996)      (0.991)      1.792        0.957       1.821
                                                               ------     -------      -------     -------      -------     -------
Total from investment operations                               (0.380)     (1.010)      (1.015)      1.780        1.000       1.850
                                                               ------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net realized gain on investments                                   --      (1.170)      (0.145)         --       (0.040)         --
                                                               ------     -------      -------     -------      -------     -------
Total dividends and distributions                                  --      (1.170)      (0.145)         --       (0.040)         --
                                                               ------     -------      -------     -------      -------     -------

Net asset value, end of period                                 $9.370     $ 9.750      $11.930     $13.090      $11.310     $10.350
                                                               ======     =======      =======     =======      =======     =======

Total return(4)                                                (3.90%)     (9.52%)      (7.87%)     15.74%        9.70%      21.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $578        $533         $337        $329         $379        $107
Ratio of expenses to average net assets                         1.25%       1.25%        1.25%       1.24%        1.20%       1.20%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.50%       1.45%        1.33%       1.39%        1.26%       1.66%
Ratio of net investment income (loss) to average net assets     0.08%      (0.14%)      (0.20%)     (0.10%)       0.39%       0.68%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly     (0.17%)     (0.34%)      (0.28%)     (0.25%)       0.33%       0.22%
Portfolio turnover                                                39%         50%          68%         28%          22%         29%

(1) Ratios have been annualized and total return has not been annualized.

(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Notes                                           Delaware Social Awareness Fund
  to Financial Statements                       May 31, 2002 (Unaudited)

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund and Delaware Social Awareness Fund. These financial statements and the related notes pertain to Delaware Social Awareness Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to achieve long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $757 for the period ended May 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended May 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses do not exceed 1.25% of average daily net assets of the Fund through January 31, 2003.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive its fees through January 31, 2003 in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets. No distribution expenses are paid by Institutional Class shares.

Notes                                             Delaware Social Awareness Fund
   to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At May 31, 2002, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                  $22,822
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC            20,479
Other expenses payable to DMC and affiliates               12,238

For the period ended May 31, 2002, DDLP earned $6,207 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended May 31, 2002, the Fund made purchases of $12,395,030 and sales of $17,381,523 of investment securities other than U.S. government securities and short-term investments.

At May 31, 2002, the cost of investments for federal income tax purposes approximates the cost for book purposes. At May 31, 2002, the cost of investments was $60,146,852. At May 31, 2002, the net unrealized depreciation was $1,394,141 of which $8,220,215 related to unrealized appreciation of investments and $9,614,356 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended May 31, 2002 and the year ended November 31, 2001 was as follows:

                                5/31/02             11/30/01
                                -------             --------
Ordinary income                      --            $1,093,499
Long-term capital gain               --             7,214,248
                                -------            ----------
Total                                --            $8,307,747
                                -------            ==========

For federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $2,183,250 in 2009.

5. Capital Shares
Transactions in capital shares were as follows:

                                                        Period
                                                         Ended       Year Ended
                                                        5/31/02       11/30/01
Shares sold:
  Class A                                               211,348        509,920
  Class B                                               117,918        368,279
  Class C                                                63,436        185,197
  Institutional Class                                     9,872         30,622

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                    --        308,040
  Class B                                                    --        332,579
  Class C                                                    --         97,161
  Institutional Class                                        --          3,094
                                                       --------     ----------
                                                        402,574      1,834,892
                                                       --------     ----------

Shares repurchased:
  Class A                                              (382,747)    (1,175,545)
  Class B                                              (302,382)      (578,845)
  Class C                                              (236,557)      (208,233)
  Institutional Class                                    (2,957)        (7,221)
                                                       --------     ----------
                                                       (924,643)    (1,969,844)
                                                       --------     ----------
Net decrease                                           (522,069)      (134,952)
                                                       ========     ==========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of May 31, 2002, or at any time during the period.

7. Credit & Market Risk
The Fund only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

Delaware Investments
   Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Balanced Allocation Portfolio
   Delaware Growth Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Social Awareness Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Social Awareness Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                             Affiliated Officers                       Contact Information
Charles E. Haldeman, Jr.                      William E. Dodge                          Investment Manager
Chairman                                      Executive Vice President and              Delaware Management Company
Delaware Investments Family of Funds          Chief Investment Officer, Equity          Philadelphia, PA
Philadelphia, PA                              Delaware Investments Family of Funds
                                              Philadelphia, PA                          International Affiliate
Walter P. Babich                                                                        Delaware International Advisers Ltd.
Board Chairman                                Jude T. Driscoll                          London, England
Citadel Constructors, Inc.                    Executive Vice President and
King of Prussia, PA                           Head of Fixed Income                      National Distributor
                                              Delaware Investments Family of Funds      Delaware Distributors, L.P.
David K. Downes                               Philadelphia, PA                          Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds          Richard J. Flannery                       Shareholder Servicing, Dividend
Philadelphia, PA                              President and Chief Executive Officer     Disbursing and Transfer Agent
                                              Delaware Distributors, L.P.               Delaware Service Company, Inc.
John H. Durham                                Philadelphia, PA                          2005 Market Street
Private Investor                                                                        Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                        For Shareholders
John A. Fry                                                                             800 523-1918
Executive Vice President
University of Pennsylvania                                                              For Securities Dealers and Financial
Philadelphia, PA                                                                        Institutions Representatives Only
                                                                                        800 362-7500
Anthony D. Knerr
Consultant                                                                              Web site
Anthony Knerr & Associates                                                              www.delawareinvestments.com
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(6225)                                                                                                    Printed in the USA
SA-147 [5/02] BUR 7/02                                                                                                 J8347
